Exhibit 99.1

Enjoy Technology to Become a Public Company, Accelerating its Strategy

to Reinvent “Commerce at Home”

Combination with Marquee Raine Acquisition Corp. Values Enjoy at an Approximate Enterprise Value of $1.2 Billion, Expected to Provide More Than $450 Million of Growth Capital for Enjoy to Achieve Approximately $1 Billion in Revenue by 2025

Underpinned by Proprietary Technology, Exclusive Relationships with Leading Consumer Brands, and a Compelling Margin Profile, Enjoy Has First-Mover Advantage in Large and Growing Total Addressable Market

Deep, Multi-Year Commercial Relationships With the World’s Premier Consumer Companies

Visionary Founder and CEO Ron Johnson, Alongside Enjoy’s Experienced Leadership Team, Brings Proven Track Record of Reinventing Retail and Building Businesses Through Innovation

Company Has Secured an Additional $80 Million in Capital through Private Placement at $10.00 Per Share

Palo Alto, CA – April 28, 2021 – Enjoy Technology Inc. (“Enjoy” or the “Company”), a technology-powered service platform reinventing “Commerce at Home,” and Marquee Raine Acquisition Corp. (“Marquee Raine” or “MRAC”) (NASDAQ: MRAC), a TMT-focused special purpose acquisition company, announced today that they entered into a definitive merger agreement to accelerate Enjoy’s rapid growth and vision to pioneer the next disruptive channel for retail. Marquee Raine is sponsored by an affiliate of The Raine Group, a leading growth TMT-focused advisory and investment platform, and affiliates of Marquee Sports Holdings, a successful sports, media, entertainment and hospitality company led by the Ricketts family. Upon the closing of the transaction, the combined company will operate as Enjoy Technology, Inc. and its common stock will be listed on the Nasdaq stock exchange under the ticker symbol “ENJY.”

Enjoy’s mission is to reinvent “Commerce at Home” and disrupt the physical retail model by bringing a personalized, convenient retail experience through the door and into the comfort of a customer’s home. This at-home experience is powered by proprietary technology and data science tools, including real-time applications that manage inventory, routing and staffing, with the support of full-time, trained Experts. Enjoy’s mobile stores enable consumer brands to deepen engagement with their customers and provide customers with a convenient, full-service experience that e-commerce cannot deliver.

Enjoy has formed commercial relationships with several of the world’s leading consumer brands, including AT&T in the United States, BT Group in the United Kingdom, Rogers Communications in Canada, and Apple in select U.S. cities. Enjoy’s mobile stores have a track record of delivering industry-leading customer satisfaction and generating incremental revenue opportunities during Enjoy’s mobile retail experiences.

As the retail market increasingly shifts toward “Commerce at Home,” Enjoy has a significant near-term revenue opportunity in a $265 billion total addressable market in its current categories. With its asset-light model, near-zero customer acquisition costs and significant early infrastructure investments, that opportunity will only grow as the Company moves into new geographies and product categories. The Company has achieved a 100% compound annual revenue growth rate from 2018 to 2020 and expects to achieve more than $1 billion in annual revenue and a 30% adjusted EBITDA margin by 2025, representing a 78% compound annual revenue growth rate from 2020 through 2025.

“We believe our disruptive ‘Commerce at Home’ platform can do everything a store can do but better, as our full-time Experts deliver deeply personalized experiences in the comfort of customers’ homes,” said Ron Johnson, CEO and Founder of Enjoy.

“With Marquee Raine’s long-term partnership, we have a groundbreaking opportunity to bring Enjoy’s trusted, in-home retail experience to even more customers around the world,” continued Mr. Johnson. “As we scale our business and accelerate our growth trajectory, we intend to expand to new geographies, drive investment in our proprietary technologies and add new partnerships with the world’s leading consumer brands. Together, we are making retail work again for everyone.”

“Enjoy’s compelling vision and significant market opportunity fit perfectly with Marquee Raine’s core investment thesis to partner with high-growth companies that are ready to transition to the public markets,” said Tom Ricketts, Co-Chairman of Marquee Raine, Executive Chairman of the Chicago Cubs and a nominee for the post-closing Enjoy Board. “Enjoy has a visionary leadership team led by Ron Johnson, a truly unique business model and compelling growth opportunity. We are thrilled to partner with Enjoy to accelerate this disruption and transformation of the customer retail experience and drive sustainable, long-term growth for this exciting business.”

“We are incredibly impressed by what Ron and the Enjoy team have built, and we are excited to partner with them to bring “Commerce at Home” to even more customers around the world,” said Brett Varsov, Co-CEO of Marquee Raine, Partner and Head of M&A at The Raine Group and a nominee for the post-closing Enjoy Board. “Enjoy is truly a dynamic and entrepreneurial company, offering an exceptional customer experience with leading premium consumer brands. With an enhanced balance sheet, new long-term investors and continued support from its existing highly-regarded investor base, Enjoy is leveraging its first-mover advantage to capitalize on the strong market tailwinds and pioneer the future of ‘Commerce at Home.’”

Enjoy’s management team, led by Founder and CEO Ron Johnson, who has been disrupting and reinventing retail for nearly five decades, will continue to lead the Company following the transaction. Mr. Johnson’s track record of seeing around corners in retail includes the development of Apple’s retail stores and the transformation of Target into a retailer that made great design affordable.

Enjoy has released the following videos to further highlight the retail opportunity for “Commerce at Home” and the power of Enjoy’s proprietary technology:

•	What is Enjoy?

•	The Enjoy Experience

•	Enjoy’s Technology Platform

Transaction Summary

The transaction values the combined company at an implied pro forma enterprise value of approximately $1.2 billion, representing 4.8x the Company’s estimated 2022 revenues.

The transaction is expected to deliver up to $454 million of gross proceeds to Enjoy, consisting of the contribution of up to approximately $374 million of cash held in Marquee Raine’s trust account and $80 million of additional capital, through a private placement of common stock of the combined company, priced at $10.00 per share.

Before giving effect to any redemptions by the public stockholders of Marquee Raine, Enjoy shareholders will own approximately 67% including options and warrants, Marquee Raine public shareholders will own approximately 23%, private placement investors will own approximately 5% and Marquee Raine’s sponsor will own approximately 5% of the issued and outstanding shares of common stock, respectively, of the combined company at closing. Enjoy will be capitalized with up to $460 million in cash, including proceeds received from the transaction, Enjoy’s expected rollover cash and after paydown of approximately $47 million in debt.

The transaction, unanimously approved by the board of directors of Marquee Raine and Enjoy, is expected to be completed in the third quarter of 2021, subject to approval by the stockholders of Marquee Raine and other customary closing conditions. At closing, the public company’s name will be Enjoy Technology, Inc.

A more detailed description of the transaction terms and a copy of the Agreement and Plan of Merger will be included in a current report on Form 8-K to be filed by Marquee Raine with the United States Securities and Exchange Commission (“SEC”). Marquee Raine will file a registration statement (which will contain a proxy statement/prospectus) with the SEC in connection with the transaction.

Investor Presentation

A presentation and webcast made by the management of Enjoy and Marquee Raine regarding the transaction will be available on Enjoy’s website at www.enjoy.com/investors. The investor presentation is furnished as an exhibit in a Current Report on Form 8-K filed by Marquee Raine prior to the webcast, available on the SEC website at www.sec.gov.

Advisors

The Raine Group (“Raine”) is acting as lead financial advisor to Marquee Raine. Houlihan Lokey is acting as financial advisor to Marquee Raine. Credit Suisse Securities (USA) LLC (“Credit Suisse”) is acting as lead capital markets advisor and financial advisor to Enjoy. Goldman Sachs & Co. LLC (“Goldman Sachs”) is also acting as financial advisor to Enjoy. Weil, Gotshal & Manges LLP is acting as legal advisor to Marquee Raine and Cooley LLP is acting as legal advisor to Enjoy.

Raine, Credit Suisse and Goldman Sachs are acting as placement agents on the private placement.

About Enjoy Technology

Enjoy Technology is a technology-powered platform reinventing “Commerce at Home” to bring the best of the store directly to the customer. Enjoy has formed multi-year commercial relationships with the world’s leading consumer brands to bring the products, services and subscriptions their customers love through the door directly in the comfort and convenience of their homes. Co-founded by Apple retail legend, Ron Johnson, Enjoy has pioneered a new retail experience that can do everything a traditional retail experience offers, but better, through its Mobile Stores. Enjoy currently operates in the United States, Canada and the United Kingdom. Headquartered in Palo Alto, CA, Enjoy is leading the reinvention of “Commerce at Home.” To learn more about Enjoy, please visit: www.enjoy.com/.

About Marquee Raine Acquisition Corp.

Marquee Raine Acquisition Corp. is a newly incorporated blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Marquee Raine is sponsored by an affiliate of The Raine Group, a leading growth TMT-focused advisory and investment platform, and affiliates of Marquee Sports

Holdings, a successful sports, media, entertainment and hospitality company led by the Ricketts family. The management team and sponsors of Marquee Raine have successfully taken actions as advisors, investors, and operators of companies ranging from early-stage venture businesses to large corporate conglomerates in order to create shareholder value.

About The Raine Group

The Raine Group is a global merchant bank focused exclusively on technology, media, and telecommunications. The firm has offices in New York, San Francisco, Los Angeles, London, Shanghai, and Mumbai. With a global reach, Raine focuses on investment and advisory opportunities where its deep industry experience and unique network of strategic relationships can create value for portfolio companies and clients. For more information, visit www.raine.com/.

About Marquee Sports Holdings

Marquee Sports Holdings SPAC I, LLC (Marquee Sports Holdings) is a leading sports, media, entertainment and hospitality company founded by the owners and management team of the Chicago Cubs. Its leadership team manages the assets and operations associated with the Cubs and its subsidiaries and related parties. Marquee is owned by affiliates of the Ricketts family and led by Executive Chairman Tom Ricketts, a member of the founding family of TD Ameritrade. All references to Marquee Sports Holdings refer to Marquee Sports Holdings SPAC I, LLC.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Enjoy and MRAC. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. MRAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of MRAC, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all MRAC shareholders. The proxy statement/prospectus will contain important information about the proposed transaction and the other matters to be voted upon at an extraordinary general meeting of shareholders. MRAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of MRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MRAC through the website maintained by the SEC at www.sec.gov.

The documents filed by MRAC with the SEC also may be obtained free of charge upon written request to Marquee Raine Acquisition Corp., 65 East 55th Street, 24th Floor, New York, New York 10022.

Participants in Solicitation

MRAC and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from MRAC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Enjoy and MRAC. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “propose,” “forecast,” “expect,” “seek,” “target” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations of the Company’s and MRAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and MRAC. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MRAC’s securities, (ii) the risk that the transaction may not be completed by MRAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MRAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement and Plan of Merger (the “Merger Agreement”) by the shareholders of MRAC, the satisfaction of the minimum amount following redemptions by MRAC’s public shareholders and the receipt of certain governmental and regulatory approvals in MRAC’s trust account, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Enjoy’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Enjoy, (ix) the outcome of any legal proceedings that may be instituted against Enjoy or against MRAC related to the Merger Agreement or the proposed business combination, (x) the ability to maintain the listing of MRAC’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Enjoy operates, variations in operating performance across competitors, changes in laws and regulations affecting Enjoy’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive retail e-commerce industry, (xiv) the potential benefits of the proposed business combination (including with respect to shareholder value), (xv) the effects of competition on Enjoy’s future business, (xvi) risks related to political and macroeconomic uncertainty, (xvii) the amount of redemption requests made by MRAC’s public shareholders, (xviii) the ability of MRAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future and (xix) the impact of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in MRAC’s final prospectus filed on December 16, 2020 and the Annual Report on Form 10-K for the year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of MRAC’s filed, or to be filed, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Enjoy and MRAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Enjoy nor MRAC gives any assurance that either Enjoy or MRAC, or the combined company, will achieve its expectations.

CONTACTS:

For Enjoy Technology:

Media

Abernathy MacGregor

Tom Johnson and Dan Scorpio

tbj@abmac.com / dps@abmac.com

917-747-6990 / 646-899-8118

Investors

Abernathy MacGregor

Sheila Ennis or Sarah Knakmuhs

sbe@abmac.com / sfk@abmac.com

510-604-8027 / 202-913-4802

For Marquee Raine Acquisition Corp.:

Culloton + Bauer Luce and ASC Advisors

Dennis Culloton and Mary Beth Grover

dc@cullotonbauerluce.com / mbgrover@ascadvisors.com

312-228-4780 / 203-992-1230